EXHIBIT 99.2



                       GOLDEN RIVER RESOURCES CORPORATION
                            (A DELAWARE CORPORATION)

                                     Level 8
                                580 St Kilda Road
                             Melbourne Victoria 3004
                                    Australia


                             SUBSCRIPTION AGREEMENT







                                  Instructions


        PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

                                   S/A-1 of 20

                             SUBSCRIPTION AGREEMENT
                                       FOR

                       GOLDEN RIVER RESOURCES CORPORATION
                            (A DELAWARE CORPORATION)


     1. STOCK SUBSCRIPTION: The undersigned, RAB SPECIAL SITUATIONS (MASTER) FUND LIMITED ("SUBSCRIBER") hereby subscribes for 10,000,000 special warrants, to be evidence by a certificate in the form attached hereto as SCHEDULE "A" (the "SPECIAL WARRANTS"), each Special Warrant exercisable to acquire without additional consideration one (1) share of Common Stock, $0.001 par value ("COMMON STOCK"), of Golden River Resources Corporation, a Delaware Corporation ("GOLDEN RIVER" or the "COMPANY") and warrants in the form attached hereto as SCHEDULE "B" for the purchase of 20,000,000 shares of Common Stock, $0.001 par value (the "WARRANT SHARES"), at an exercise price of $ 0.1542 to be exercisable until April 30, 2011 (the "WARRANTS") (collectively the Special Warrants, the Common Stock, the Warrants and the Warrant Shares are referred to as the "SECURITIES" and the Special Warrants and Warrant purchased under this Subscription Agreement are referred to as the "PURCHASED SECURITIES") for and in consideration of $1,542,000 to be paid in cash at closing. All figures are in United States Dollars unless otherwise specified. Such Subscription is subject to the following terms and conditions:

     a. TENDER OF PURCHASE PRICE: Subscriber tenders to Phillips Nizer LLP, counsel for Golden River, the purchase price of $1,542,000 either by a check payable to the order of "Phillips Nizer LLP for the benefit of Golden River Resources Corporation" or a wire transfer to Phillips Nizer LLP, pursuant to the written wire instructions attached hereto as SCHEDULE 1.A. (the "PURCHASE PRICE").

     b. CLOSING: Upon receipt by Golden River of the consideration agreed to herein, prior to 12:00 p.m. on JUNE 9, 2006 (the "CLOSING DATE"). All funds will be delivered to Golden River. The Purchased Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by Subscriber and countersigned by Golden River, all payments required to be made herein. The Closing is subject to the fulfillment of the following conditions (the "CONDITIONS") which Conditions Golden River and the Subscriber covenant to exercise its reasonable best efforts to have fulfilled on or prior to the Closing Date:

          (i) for the benefit of Golden River, the Subscriber shall have tendered the Purchase Price to Phillips Nizer LLP;

          (ii) for the benefit of the Subscriber, all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

         (iii) for the benefit of the Subscriber, Golden River' board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Securities, the allotment and issuance of such Securities;


                                   S/A-2 of 20
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          (iv) Golden  River  (for  the  benefit  of  the  Subscriber)  and  the
               Subscriber (for the benefit of Golden River) shall have complied with its covenants contained in this Agreement to be complied with prior to Closing, and Golden River for the benefit of the Subscriber shall have delivered a Certificate of a senior officer of the Company (acting without personal liability) to that effect to the Subscriber in the form attached hereto as SCHEDULE "C";

          (v) the representations and warranties of Golden River (for the benefit of the Subscriber) and the Subscriber (for the benefit of Golden River) set forth in this Agreement shall be true and correct as of the Closing Date; and

          (vi) Golden River (for the benefit of the Subscriber) will deliver at the Closing, a favorable legal opinion from Golden River' counsel with respect to such matters set forth in Section 3(cc) of this Agreement.

          Either party may waive in writing in whole or in part by the party benefiting such party before Closing upon such terms as it may consider appropriate in its sole discretion.

          c. ISSUANCE OF SECURITIES: Golden River will deliver the certificates representing the Securities, including the Special Warrants, the Warrants and Common Stock issuable upon conversion of the Special Warrants or exercise of the Warrant, to the Subscriber, on the Closing Date and against release of the Purchase Price by Phillips Nizer LLP upon such delivery. The Certificates representing the Securities, delivered pursuant to this Subscription bear a legend in the following form, unless such Securities have been registered under the Securities Act of 1933, as amended ("1933 ACT") or where exempted:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT."

          d. If the Certificates representing the Securities have been held for a period of at least one (1) year and if Rule 144 the 1933 Act, is applicable (there being no representations by Golden River that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the 1933 Act or Exemptions therefrom. Golden River shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.


                                   S/A-3 of 20
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2.   REPRESENTATIONS  AND WARRANTIES:  Subscriber hereby represents and warrants to Golden River:

     a. SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

     b. Subscriber is not an underwriter and acquired the Purchased Securities, solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the 1933 Act; and is not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Purchased Securities have not been registered under the 1933 Act, and, therefore, may be resold only if registered under the 1933 Act or an exemption from such registration is available.

     c. Subscriber understands the speculative nature and risks of investments associated with Golden River, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment; and that there may not be any public market for the securities for herein.

     d. The Purchased Securities subscribed for herein and the Common Stock acquirable upon conversion or exercise thereof may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the 1933 Act and applicable state securities or "blue sky" laws. Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

          the  sale is to the Company;

          the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

          the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

          the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Company; or

          the Securities are registered under the 1933 Act and any applicable state laws and regulations governing the offer and sale of such Securities,

          and the Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act and applicable state securities laws. Golden River will at its expense use its best efforts to cause its legal counsel to provide an opinion letter in connection with the resale of Securities pursuant to an exemption under the 1933 Act.


                                   S/A-4 of 20
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     e.   Golden  River is under no  obligation,  except as stated in  Section 4 below, to register or seek an exemption the 1933 Act or any or any applicable state laws for the Securities, or to cause or permit the Securities to be transferred in the absence of any such registration or exemption and that Subscriber herein must hold such Securities indefinitely unless the Securities are subsequently registered under 1933 Act and applicable state securities laws or an exemption from registration is available.

     f. At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Purchased Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company. Subscriber consulted with its counsel with respect to the 1933 Act and applicable federal and state securities laws. Company has not provided Subscriber with any representations, statements, or warranties as to the Securities. Subscriber has reviewed the term sheet delivered in connection with this Offering attached hereto as SCHEDULE "D" (the "TERM SHEET"), the Company's Form 10-KSB for the year ended June 30, 2005 and Form 10-QSB for the quarter ended March 31, 2006, all of which (other than the Term Sheet) are filed electronically on EDGAR.

     g. Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Golden River.

     h. Subscriber confirms that it is able (i) to bear the economic risk of the investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment; and represents that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment; (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber 's net worth; (v) Subscriber has by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own interests in connection with this transaction.

     i. The Subscriber has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     j. Subscriber confirms that this transaction is intended to be exempt from registration under the 1933 Act by virtue of section 4(2) of the 1933 Act and the provisions of Rule 506 of Regulation D promulgated thereunder, and confirms that it is an "accredited investor" (as that term is defined under Rule 501(a) as promulgated under Regulation D of the 1933 Act).


     All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Subscriber will immediately provide such information to the Company.


                                   S/A-5 of 20
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3.   COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS. Golden River represents, warrants and covenants that, at the Closing Date (an acknowledges that the Subscriber is relying on such representations, warranties and covenants):

     a. each of Golden River and each of its subsidiaries is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation, and Golden River has no subsidiaries other than as set forth in the Company's annual report on Form 10-K for the year ended June 30, 2005;

     b. each of Golden River and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

     c. Golden River and its subsidiaries own, possess or has obtained, and is operating in compliance with, all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, "PERMITS") necessary to own or lease (as the case may be) and operate its properties, and to conduct its businesses or operations as currently conducted, except such Permits the failure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition or results of operations of Golden River, and neither Golden River nor any of its subsidiaries has received any notice of proceedings relating to the revocation, modification or suspension of any Permits), if such proceedings would have a material adverse effect on Golden River, or any circumstance which would lead it to believe that such proceedings are reasonably likely;

     d. the business and operations of Golden River and its subsidiaries have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of Golden River and its subsidiaries;

     e. the authorized capital of Golden River consists of 50,000,000 shares of common stock, of which there were (i) 26,711,630 shares issued and outstanding as of May 25, 2006 as fully paid and non-assessable shares (excluding 2,500 treasury shares) and (ii) options and/or warrants to purchase 21,350,000 shares of common stock. On May 30, 2006, Golden River filed a definitive information statement with the SEC with respect to a proposed action by written consent of the holder of a majority of the outstanding shares of common stock to increase the number of authorized shares to 100,000,000.

     f. Golden River will reserve or set aside sufficient shares of common stock in its treasury to issue the Securities, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

     g. the issuance of the Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by Golden River or to which Golden River is bound;


                                   S/A-6 of 20
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     h.   the issue and sale of the Securities by Golden River does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which Golden River is a party;

     i.   the   Corporation   has  complied  and  will  comply  fully  with  the
          requirements of all applicable corporate and securities laws in all matters relating to the Offering;

     j. there are no legal or governmental actions, suits, proceedings or investigations pending or, to Golden River' knowledge, threatened, to which Golden River or any of its subsidiaries is or may be a party or of which property owned or leased by Golden River or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on Golden River;

     k. there are no judgments against Golden River or any of its subsidiaries, if any, which are unsatisfied, nor is Golden River or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

     l. this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of Golden River, and Golden River has full corporate power and authority to undertake the Private Placement;

     m. this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

     n. neither Golden River nor any of its subsidiaries is in violation of its organizational or incorporating documents nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the financial condition, properties or business of Golden River or it subsidiaries;

     o. subject to the accuracy of the representations and warranties of the Subscriber contained in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, from the registration or qualifications requirements of the state securities or "blue sky" laws and regulations of any applicable state or other applicable jurisdiction;

     p. Golden River' shares of common stock are quoted for trading on the National Association of Securities Dealers over-the-counter electronic bulletin board (the "OTCBB"),

     q. no order ceasing, halting or suspending trading in securities of Golden River nor prohibiting the sale of such securities has been issued to and is outstanding against Golden River or its directors, officers or promoters, and, to the best of Golden River knowledge, no investigations or proceedings for such purposes are pending or threatened;


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
     r. neither Golden River nor any subsidiary thereof will have taken any action which would be reasonably expected to result in the delisting or suspension of quotation of Golden River' shares of common stock on or from the OTCBB and Golden River will have complied, in all material respects, with the rules and regulations of eligibility on the OTCBB;

     s. no person, firm or corporation acting or purporting to act at the request of Golden River is entitled to any brokerage, agency or finder's fee in connection with the purchase and sale of the Securities described herein;

     t. Golden River is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and is not in default of any of the requirements of the 1934 Act;

     u. as of their respective filing dates, each report, schedule, registration statement, information statement and proxy filed by Golden River with the United States Securities and Exchange Commission ("SEC")(each, an "SEC REPORT" and collectively, the "SEC REPORTS") (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), (i) where required, were prepared in all material respects in accordance with the requirements of the 1933 Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports, (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by Golden River with the SEC since that time. Golden River' subsidiaries are not required to file any reports or other documents with the SEC. Each set of audited consolidated financial statements and unaudited interim financial statements of Golden River (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of Golden River as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount. To Golden River' knowledge, no events or other factual matters exist which would require Golden River to file any amendments or modifications to any SEC Reports which have not yet been filed with the SEC but which are required to be filed with the SEC pursuant to the 1933 Act or the 1934 Act;

     v. Each SEC Report containing financial statements that has been filed with or submitted to the SEC since July 31, 2002, was accompanied by the certifications required to be filed or submitted by Golden River' chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT"); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Golden River nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;


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

     w. there is no fact known to Golden River which Golden River has not publicly disclosed which materially adversely affects, or so far as Golden River can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of Golden River or the ability of Golden River to perform its obligations under this Agreement;

     x. Except as disclosed in the SEC Reports, Golden River and its subsidiaries, if any, have filed all federal state, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith; y. Golden River has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of Golden River or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of Golden River which are known by Golden River' management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of Golden River;

     z. is not an "investment company" within the meaning of the Investment Company Act of 1940;

     aa. neither Golden River nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any "directed selling efforts" (as such term is defined in Regulation S of the 1933 Act) in the United States, or (ii) has engaged in or will engage in any form of "general solicitation" or "general advertising" (as such terms are defined in Rule 502 (c) under Regulation D of the 1933 Act) in the United States with respect to offers or sales of the Securities;

     bb. the Corporation has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the 1933 Act to become unavailable with respect to the offer and sale of the Securities;

     cc. Golden River will cause a favourable legal opinion to be delivered at Closing by its counsel addressed to the Subscriber with respect to such matters as the Subscriber may reasonably request relating to this transaction, acceptable in all reasonable respects to the Subscribers' counsel, acting reasonably, including to the effect that:

          (i) Golden River is existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as presently carried on and to own and lease its assets where such assets are owned or leased;

          (ii) Golden River has all necessary corporate capacity and authority to enter into and perform its obligations under this Agreement and to issue and sell the Securities;


                                   S/A-9 of 20

         (iii) this Agreement and the obligations under the Warrant have been duly authorized by Golden River and constitute legally binding obligations upon Golden River and is enforceable in accordance with their respective terms (subject to the usual qualifications);

          (iv) registration under the 1933 Act of the Securities is not required for the offer and sale thereof to the Subscriber in accordance with the provisions of this Agreement; and

          (v) such other matters as counsel to the Subscriber may reasonably require in connection with this Agreement.

dd. the warranties and representations in this section are true and correct and will remain so as of the Closing Date; and

ee. Golden River shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of Golden River contained herein. Golden River undertakes to notify the Subscriber immediately of any change in any representation, warranty or other material information relating to Golden River set forth in this Agreement which takes place prior to the Closing Date.

4.   REGISTRATION RIGHTS

     a. Golden River shall prepare and file with the SEC within sixty (60) calendar days after the Closing Date (the "FILING Deadline") a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the 1933 Act (the "REGISTRATION STATEMENT"), at the sole expense of Golden River (except as specifically provided in Section yc hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Common Stock acquirable upon conversion of the Special Warrants, the Common Stock acquirable upon exercise of the Warrants and the Common Stock issued as Liquidated Damages pursuant to section 4.l., below (collectively, the "REGISTRABLE SECURITIES") in the United States under the 1933 Act by the Subscriber as selling stockholder and not as underwriter. Golden River shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter, and within the earlier of: (i) one hundred twenty (120) calendar days after the Closing Date (one hundred and fifty (150) calendar days in the event the SEC shall elect to review the Registration Statement), or (ii) five (5) calendar days of the SEC clearance to request acceleration of effectiveness (the "EFFECTIVENESS DEADLINE"). Golden River will notify the Subscriber of the effectiveness of the Registration Statement (the "EFFECTIVE DATE") within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a "TRADING DAY").

     b. Golden River will maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the 1933 Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement,
          (ii) the Subscriber receives an opinion of counsel to Golden River, which opinion and counsel shall be reasonably acceptable to the Subscriber, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Stock and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the 1933 Act, and Golden River has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to Golden River, which counsel shall be reasonably acceptable to the Subscriber, (v) Golden River obtains the written consent of the Subscriber, or (vi) two (2) years from the Effective Date (the "Effectiveness Period").


                                  S/A-10 of 20

     c. All fees, disbursements and out-of-pocket expenses and costs incurred by Golden River in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and "blue sky" laws (including, without limitation, all attorneys' fees of Golden River, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Golden River. The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Subscriber and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC. Golden River shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates. However, Golden River shall not be required to qualify in any state which will require an escrow or other restriction relating to Golden River and/or the sellers, or which will require Golden River to qualify to do business in such state or require Golden River to file therein any general consent to service of process. Golden River at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

     d. The rights to cause Golden River to register Registrable Securities granted to the Subscriber by Golden River under this Section 4 may be assigned in full by a Subscriber in connection with a transfer by such Subscriber of not less than 500,000 Common Shares or not less than 125,000 Warrants, in either case in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Subscriber gives prior written notice to Golden River; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement.

     e. If at any time or from time to time after the Effective Date, Golden River notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (yf) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from Golden River that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Golden River's obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days. Golden River must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.


                                   S/A-11 of 20

     f.   "Potential  Material  Event"  means  any of  the  following:  (i)  the possession by Golden River of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of Golden River that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Golden River; or (ii) any material engagement or activity by Golden River which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of Golden River, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of Golden River that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that,
          (i) Golden River shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days Golden River is required to keep the Registration Statement effective shall be extended by the number of days for which the Corporation shall have used such right..

     g. The Subscriber will cooperate with Golden River in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Golden River (which shall include all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Golden River having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Golden River under this Agreement.

     h. Whenever Golden River is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the 1933 Act, Golden River shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

          (i) (A) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Subscriber and reflect in such documents all such comments as the Subscriber (and its counsel), reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the 1933 Act, and such other documents, as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;


                                  S/A-12 of 20

          (ii) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

         (iii) cause the Registrable Securities to be quoted or listed on each service on which the Common Stock of Golden River is then quoted or listed;

          (iv) notify the Subscriber, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and Golden River shall prepare and file a curative amendment as promptly as commercially reasonable;

          (v) as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

          (vi) provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

j. With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 4, the Subscriber hereby covenants with Golden River (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) to notify Golden River promptly upon disposition of all of the Registrable Securities.

k. In addition to the registration rights set forth in Section 4(a), if the Registration Statement filed pursuant to Section 4(a) is not filed within 120 calendar days from the Closing Date, or otherwise declared effective by the SEC, then the Subscribers shall also have certain "piggy-back" registration rights as follows:

     (i) If at any time after the issuance of the Registrable Securities, Golden River shall file with the SEC a registration statement under the 1933 Act registering any shares of equity securities, Golden River shall give written notice to each Subscriber prior to such filing.

     (ii) Within twenty (20) calendar days after such notice from Golden River, each Subscriber shall give written notice to Golden River whether or not such Subscriber desires to have all of such Subscriber's Registrable Securities included in the registration statement. If any Subscriber fails to give such notice within such period, such Subscriber shall not have the right to have Subscriber's Registrable Securities registered pursuant to such registration statement. If any Subscriber gives such notice, then Golden River shall include such Subscriber's Registrable Securities in the registration statement, at Company's sole cost and expense, subject to the remaining terms of this Section 4(k).


                                  S/A-13 of 20

    (iii) If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Subscriber's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. Each participating Subscriber shall enter into such agreements as may be reasonably required by the underwriters and each Subscriber shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

     (iv) The Subscribers shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 4(k) provided that Golden River shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 4(b) of this Agreement.

     (v)  The  Subscriber   shall  furnish  in  writing  to  Golden  River  such
          information as Golden River shall reasonably require in connection with a registration statement.

l. Golden River acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 4 of this Agreement and that such failure would not be adequately compensable in damages. Therefore, Golden River agrees that in the event that the Registration Statement to be filed by Golden River pursuant to paragraph 4(a) above (i) is not filed with the SEC on or before the Filing Deadline, or (ii) such Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline, then Golden River shall (x) for the period commencing on the sixty first (61st) day after the Closing Date and on the first day of each month thereafter until the date that the Registration Statement is filed and (y) for the period commencing on the one hundred twenty first (121st) day after the Closing Date (the one hundred fifty first (151st) day after the Closing Date in the event the SEC shall elect to review the Registration Statement) Golden River will pay to the Subscriber as liquidated damages and not as a penalty for such failure (the "LIQUIDATED DAMAGES"): on the first day of each month thereafter until the Registration Statement is declared effective by the SEC either: (A) a cash payment equal to 2% of the Purchase Price or (B) at the sole election of the Subscriber, shares of Common Stock equal to 2% of the number of shares of Common Stock purchased by the Subscriber. On either the Filing Deadline, if the Registration Statement has not be filed, or the Effectiveness Deadline, if the Registration Statement has not be declared effective, Golden River will provide written notice of failure to the Subscriber and promptly pay the Subscriber the Liquidated Damages (a "DEFAULT NOTICE"). Golden River and the Subscriber agree that the agreements contained in such
     Section 4 may be specifically enforced, and the Liquidated Damages are in addition to any other rights or remedies the Subscriber may have at law or in equity, including without limitation, the right of rescission. Golden River shall indemnify and hold harmless the Subscriber from and against any and all manner or loss which it may incur as a result of such failure. In addition, Golden River shall also reimburse the Subscriber for any and all reasonable legal fees and expenses incurred by it in enforcing their rights pursuant to Section 4, regardless of whether any litigation was commenced.


                                   S/A-14 of 20

5.   INDEMNITY AND CONTRIBUTION

a. Golden River agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the 1933 Act, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by
     Golden River to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Golden River will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Golden River shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Golden River by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

b. The Subscriber agrees to indemnify and hold harmless Golden River from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Golden River may become subject (under the 1933 Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Golden River by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to Golden River before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse Golden River for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Golden River in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.


                                  S/A-15 of 20

c. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

d. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
     (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Golden River on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Golden River on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Golden River and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Subscriber shall not be liable or required to contribute to Golden River in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.


                                  S/A-16 of 20

6. GOVERNING LAW: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The laws of the State of Delaware shall govern the rights of the parties as to this Agreement.

7. INDEMNIFICATION: Subscriber acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Golden River and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Agreement.

8. NONASSIGNABILITY: Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

9. ENTIRE AGREEMENT: This instrument and the documents referenced herein contain the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

10. AMENDMENT: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

11. BINDING ON SUCCESSORS: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

12. TITLES: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

13. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.


                                  S/A-17 of 20

14. SEVERABILITY: The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

15. DISCLOSURE REQUIRED UNDER STATE LAW: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Golden River upon written request.

16. NOTICES: All notices or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

      If to Subscriber:     At the address designated on the signature
                            page of this Agreement.

      If to the Company:    GOLDEN RIVER RESOURCES CORPORATION
                            Level 8
                            580 St Kilda Road
                            Melbourne Victoria 3004
                            Australia

17. TIME OF THE ESSENCE: Time shall be of the essence of this Agreement in all respects.

18. FACSIMILE AND COUNTERPART SUBSCRIPTIONS: Golden River shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by Golden River of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and Golden River in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19. FUTURE ASSURANCES: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

IN WITNESS WHEREOF, Subscriber executed this Agreement this 9th day of June,
2006.

SUBSCRIBER:

RAB SPECIAL SITUATIONS (MASTER) FUND LIMITED

By:*
         --------------------------------------------------------------

Title:
         --------------------------------------------------------------


                                  S/A-18 of 20

* By the foregoing signature, I hereby certify to GOLDEN RIVER RESOURCES CORPORATION that I am duly empowered and authorized to provide the foregoing information.

                              Delivery Instructions

--------------------------------------------------------------------------------
    Subscriber Information                    Registration Information
    ----------------------                    ------------------------
                                   Registration of the certificates representing the Securities should be made exactly as follows (if space is insufficient, attach a list):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Delivery of Certificates
                            ------------------------

The certificates representing the Common Shares are to be delivered as follows (if different from the address(es) set forth above):

                                              ----------------------------------

Street Address:
                                              ----------------------------------

City, State, Postal/Zip Code:
                                              ----------------------------------


Contact Name/Phone No.:
                                              ----------------------------------



--------------------------------------------------------------------------------


                                  S/A-19 of 20

This Subscription Agreement is hereby accepted by the Company this 9th day of June, 2006

                                         GOLDEN RIVER RESOURCES CORPORATION

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                   S/A-20 of 20

                                  SCHEDULE 1.A.

                    WIRE INSTRUCTIONS FOR PHILLIPS NIZER LLP


                  Sterling National Bank
                  650 Fifth Avenue
                  New York, New York 10019
                  For the account of Phillips Nizer LLP
                  ABA # 026007773

                  ACCOUNT # 03132359-01

                                  SCHEDULE "A"



                           SPECIAL WARRANT CERTIFICATE

                                  SCHEDULE "B"

                               WARRANT CERTIFICATE

                                  SCHEDULE "C"

                              OFFICER'S CERTIFICATE

        TO: RAB SPECIAL SITUATIONS (MASTER) FUND LIMITED ("SUBSCRIBER")

This Officer's Certificate ("CERTIFICATE") required to be delivered to the Subscriber at closing in connection with the subscription of special warrants and warrants (collectively, the "SECURITIES" of Golden River Resources Corporation, a Delaware corporation (the "CORPORATION"), pursuant to the terms and conditions of the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") between the Corporation and the Subscriber.

Terms that are capitalized in this Certificate and that are not otherwise defined in this Certificate have the same meaning ascribed to them in the Subscription Agreement.

A.        The Closing Date shall be June __, 2006 (the "CLOSING DATE").

B. I, ________________, Chief Executive Officer of the Corporation, hereby certify, not in my personal capacity but as an officer of the Corporation, for and on behalf of the Corporation as follows:

1. As Chief Executive Officer of the Corporation, I am fully familiar with the assets, liabilities, business and affairs of the Corporation and have conducted such inquiries and verified such facts, as I have considered necessary for the purposes of executing this Certificate.

2. The Corporation has in all material respects performed or complied with all covenants, agreements and conditions contained in the Subscription Agreement.

3. The representations and warranties of the Corporation contained in the Subscription Agreement except for representations and warranties that speak as of a specific date) are true and correct as of the date of this Certificate.

4. As of the Closing Date (and including the securities issued by the Corporation in connection with the Offering), the Corporation's authorized capital (including common stock, preferred stock, options, warrants, convertible debt and other securities) is as set forth on EXHIBIT A attached hereto.




DATED as of the ______ day of June 2006.

                       EXHIBIT A TO OFFICER'S CERTIFICATE

                                 CAPITALIZATION

                                  SCHEDULE "D"

                                   TERM SHEET